UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21403

Name of Fund: Western Asset/Claymore Inflation-Linked Securities & Income Fund

Address of Principal Executive Offices:	385 East Colorado Boulevard Pasadena, CA 91101

Name and address of agent for service:	Robert I. Frenkel, Esq. Legg Mason & Co., LLC 100 Stamford Place Stamford, CT 06902

Registrant’s telephone number, including area code: 1-888-777-0102

Date of fiscal year end: December 31

Date of reporting period: March 31, 2014

ITEM 1.        SCHEDULE OF INVESTMENTS.

WESTERN ASSET/CLAYMORE INFLATION–LINKED SECURITIES & INCOME FUND

FORM N-Q

MARCH 31, 2014

WESTERN ASSET/CLAYMORE INFLATION-LINKED SECURITIES & INCOME FUND

Schedule of investments (unaudited)	March 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
U.S. TREASURY INFLATION PROTECTED SECURITIES - 88.1%
U.S. Treasury Bonds, Inflation Indexed	2.375%	1/15/25	4,975,648	$5,859,214
U.S. Treasury Bonds, Inflation Indexed	2.000%	1/15/26	483,148	550,147
U.S. Treasury Bonds, Inflation Indexed	1.750%	1/15/28	32,510,442	36,020,561
U.S. Treasury Bonds, Inflation Indexed	3.625%	4/15/28	11,568,560	15,726,914
U.S. Treasury Bonds, Inflation Indexed	2.500%	1/15/29	3,714,752	4,511,102
U.S. Treasury Bonds, Inflation Indexed	3.875%	4/15/29	3,798,689	5,362,682
U.S. Treasury Bonds, Inflation Indexed	2.125%	2/15/40	616,808	738,532
U.S. Treasury Bonds, Inflation Indexed	2.125%	2/15/41	12,816,360	15,400,664
U.S. Treasury Bonds, Inflation Indexed	0.750%	2/15/42	18,944,034	16,507,945
U.S. Treasury Bonds, Inflation Indexed	0.625%	2/15/43	5,127,192	4,293,223
U.S. Treasury Bonds, Inflation Indexed	1.375%	2/15/44	2,990,609	3,051,824
U.S. Treasury Notes, Inflation Indexed	1.250%	4/15/14	331,548	332,118
U.S. Treasury Notes, Inflation Indexed	1.625%	1/15/15	1,163,655	1,193,655
U.S. Treasury Notes, Inflation Indexed	0.500%	4/15/15	20,657,036	21,076,622
U.S. Treasury Notes, Inflation Indexed	2.000%	1/15/16	44,708,875	47,443,807	(a)
U.S. Treasury Notes, Inflation Indexed	0.125%	4/15/16	784,111	805,307
U.S. Treasury Notes, Inflation Indexed	2.500%	7/15/16	660,140	720,172
U.S. Treasury Notes, Inflation Indexed	2.375%	1/15/17	14,508,973	15,888,457	(a)
U.S. Treasury Notes, Inflation Indexed	0.125%	4/15/17	5,148,750	5,293,960
U.S. Treasury Notes, Inflation Indexed	2.625%	7/15/17	16,216,545	18,157,471
U.S. Treasury Notes, Inflation Indexed	1.625%	1/15/18	837,323	908,888
U.S. Treasury Notes, Inflation Indexed	0.125%	4/15/18	12,839,742	13,134,658
U.S. Treasury Notes, Inflation Indexed	1.375%	7/15/18	7,364,570	7,990,558
U.S. Treasury Notes, Inflation Indexed	2.125%	1/15/19	3,050,236	3,406,256
U.S. Treasury Notes, Inflation Indexed	1.250%	7/15/20	7,219,801	7,780,461
U.S. Treasury Notes, Inflation Indexed	1.125%	1/15/21	8,788,742	9,329,794
U.S. Treasury Notes, Inflation Indexed	0.625%	7/15/21	13,604,640	14,007,460
U.S. Treasury Notes, Inflation Indexed	0.125%	1/15/22	27,642,648	27,081,170
U.S. Treasury Notes, Inflation Indexed	0.125%	7/15/22	10,119,847	9,912,703
U.S. Treasury Notes, Inflation Indexed	0.125%	1/15/23	21,481,536	20,785,062	(a)
U.S. Treasury Notes, Inflation Indexed	0.375%	7/15/23	4,381,931	4,334,001
U.S. Treasury Notes, Inflation Indexed	0.625%	1/15/24	5,298,634	5,316,850

TOTAL U.S. TREASURY INFLATION PROTECTED SECURITIES (Cost - $347,758,933)				342,922,238

ASSET-BACKED SECURITIES - 0.1%
Amresco Residential Securities Mortgage Loan Trust, 1997-3 M1A	0.709%	9/25/27	1,023	973	(b)
Asset-Backed Funding Certificates, 2004-OPT2 M1	0.979%	8/25/33	27,686	26,668	(b)
EMC Mortgage Loan Trust, 2004-C A1	0.704%	3/25/31	17,715	16,845	(b)(c)
Structured Asset Securities Corp., 2002-AL1 A3	3.450%	2/25/32	174,085	171,758

TOTAL ASSET-BACKED SECURITIES (Cost - $119,883)				216,244

COLLATERALIZED MORTGAGE OBLIGATIONS - 2.1%
Banc of America Mortgage Securities Inc., 2003-D	2.823%	5/25/33	44,061	43,972	(b)
Bear Stearns Adjustable Rate Mortgage Trust, 2004-9 24A1	5.142%	11/25/34	86,190	84,763	(b)
Chase Mortgage Finance Corp., 2007-A1 2A3	2.706%	2/25/37	23,801	23,568	(b)
Countrywide Alternative Loan Trust, 2004-J1	6.000%	2/25/34	4,395	4,485
Federal Home Loan Mortgage Corp. (FHLMC), 4013 AI, IO	4.000%	2/15/39	5,580,252	1,085,690
Federal Home Loan Mortgage Corp. (FHLMC), 4057 UI, IO	3.000%	5/15/27	2,680,030	307,187
Federal Home Loan Mortgage Corp. (FHLMC), 4085, IO	3.000%	6/15/27	2,523,301	328,672
Government National Mortgage Association (GNMA), 2010-159 IO, IO	0.790%	8/16/50	24,509,480	793,029	(b)

See Notes to Schedule of Investments.

WESTERN ASSET/CLAYMORE INFLATION-LINKED SECURITIES & INCOME FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS - 2.1% (continued)
Government National Mortgage Association (GNMA), 2011-121 IO, IO	1.047%	6/16/43	13,689,517	$605,638	(b)
Government National Mortgage Association (GNMA), 2011-142 IO, IO	0.950%	9/16/46	12,699,667	660,903	(b)
Government National Mortgage Association (GNMA), 2011-152 IO, IO	1.343%	8/16/51	9,930,836	571,659	(b)
Government National Mortgage Association (GNMA), 2012-044 IO, IO	0.981%	3/16/49	6,112,799	372,801	(b)
Government National Mortgage Association (GNMA), 2012-112 IO, IO	0.858%	2/16/53	9,525,429	631,660	(b)
Government National Mortgage Association (GNMA), 2012-114 IO, IO	1.033%	1/16/53	2,800,369	244,825	(b)
Government National Mortgage Association (GNMA), 2012-125 IO, IO	0.857%	2/16/53	4,357,934	307,073	(b)
Government National Mortgage Association (GNMA), 2013-145 IO, IO	1.124%	9/16/44	3,993,914	313,937	(b)
Government National Mortgage Association (GNMA), 2014-016 IO, IO	1.040%	6/16/55	6,914,435	494,486	(b)
Government National Mortgage Association (GNMA), 2014-050 IO, IO	1.041%	9/16/55	4,270,000	326,117	(b)
Government National Mortgage Association (GNMA), 2014-47 IA, IO	1.385%	2/16/48	4,350,000	369,070	(d)
GSR Mortgage Loan Trust, 2004-11 1A1	2.661%	9/25/34	196,515	183,603	(b)
JPMorgan Mortgage Trust, 2003-A1 1A1	2.026%	10/25/33	44,664	44,560	(b)
JPMorgan Mortgage Trust, 2004-A1 1A1	1.990%	2/25/34	10,262	10,231	(b)
JPMorgan Mortgage Trust, 2006-A2 5A1	2.546%	11/25/33	9,509	9,585	(b)
Merrill Lynch Mortgage Investors Inc., 2003-H A3	1.950%	1/25/29	6,913	6,878	(b)
Merrill Lynch Mortgage Investors Trust, 2004-A1 2A1	2.379%	2/25/34	20,642	20,859	(b)
Residential Asset Mortgage Products Inc., 2004-SL2 A4	8.500%	10/25/31	13,705	15,132
Residential Asset Mortgage Products Inc., 2004-SL4 A5	7.500%	7/25/32	92,406	89,456
Sequoia Mortgage Trust, 2003-8 A1	0.797%	1/20/34	23,030	21,966	(b)
WaMu Mortgage Pass-Through Certificates, 2003-AR8 A	2.410%	8/25/33	20,318	20,608	(b)
WaMu Mortgage Pass-Through Certificates, 2007-HY1 1A1	2.223%	2/25/37	223,287	182,627	(b)
Washington Mutual Inc., MSC Pass-Through Certificates, 2004-RA1 2A	7.000%	3/25/34	21,705	22,793

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost - $7,724,768)				8,197,833

CORPORATE BONDS & NOTES - 10.8%
CONSUMER STAPLES - 1.3%
Tobacco - 1.3%
Altria Group Inc., Senior Notes	2.850%	8/9/22	850,000	797,642
Altria Group Inc., Senior Notes	9.950%	11/10/38	1,000,000	1,604,481
Reynolds American Inc., Senior Notes	3.250%	11/1/22	1,920,000	1,806,338
Reynolds American Inc., Senior Notes	4.750%	11/1/42	1,000,000	935,344

TOTAL CONSUMER STAPLES				5,143,805

ENERGY - 0.6%
Oil, Gas & Consumable Fuels - 0.6%
Petrobras International Finance Co., Senior Notes	6.750%	1/27/41	1,123,000	1,088,281
Petroleos Mexicanos, Senior Notes	5.500%	6/27/44	1,277,000	1,232,305

TOTAL ENERGY				2,320,586

FINANCIALS - 7.4%
Banks - 5.0%
Bank of America Corp., Senior Notes	4.500%	4/1/15	940,000	975,229

See Notes to Schedule of Investments.

WESTERN ASSET/CLAYMORE INFLATION-LINKED SECURITIES & INCOME FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Banks - 5.0% (continued)
Bank of America Corp., Senior Notes	6.500%	8/1/16	970,000		$1,086,453
Bank of America Corp., Senior Notes	4.100%	7/24/23	750,000		760,737
Bank of America Corp., Senior Notes	5.000%	1/21/44	810,000		826,918
Barclays Bank PLC, Subordinated Notes	7.625%	11/21/22	2,160,000		2,381,400
Citigroup Inc., Senior Notes	6.010%	1/15/15	1,273,000		1,326,826
Citigroup Inc., Subordinated Notes	6.675%	9/13/43	1,500,000		1,756,502
HSBC USA Inc., Senior Notes	2.375%	2/13/15	800,000		813,644
JPMorgan Chase & Co., Junior Subordinated Bonds	5.150%	5/1/23	2,250,000		2,109,375	(b)(e)
JPMorgan Chase & Co., Subordinated Notes	5.625%	8/16/43	1,080,000		1,161,274
Wachovia Capital Trust III, Junior Subordinated Bonds	5.570%	5/19/14	2,700,000		2,595,375	(b)(e)
Wells Fargo & Co., Senior Notes	1.500%	1/16/18	2,500,000		2,476,135
Wells Fargo & Co., Subordinated Notes	5.375%	11/2/43	1,300,000		1,369,408

Total Banks					19,639,276

Capital Markets - 0.3%
Goldman Sachs Group Inc., Senior Notes	6.250%	9/1/17	1,000,000		1,141,971

Consumer Finance - 0.7%
American Express Co., Subordinated Debentures	6.800%	9/1/66	750,000		821,775	(b)
American Express Credit Corp., Senior Notes	2.750%	9/15/15	1,030,000		1,061,314
HSBC Finance Corp., Senior Notes	6.676%	1/15/21	700,000		816,859

Total Consumer Finance					2,699,948

Diversified Financial Services - 1.1%
General Electric Capital Corp., Junior Subordinated Bonds	6.250%	12/15/22	2,000,000		2,140,000	(b)(e)
General Electric Capital Corp., Senior Notes	6.875%	1/10/39	1,500,000		1,975,411

Total Diversified Financial Services					4,115,411

Insurance - 0.3%
American International Group Inc., Senior Notes	5.050%	10/1/15	1,000,000		1,062,700

TOTAL FINANCIALS					28,659,306

INDUSTRIALS - 0.3%
Airlines - 0.3%
Air Canada, Pass-Through Trust, Secured Notes	4.125%	5/15/25	1,000,000		1,002,500	(c)

MATERIALS - 0.3%
Metals & Mining - 0.3%
Vale SA, Senior Notes	5.625%	9/11/42	1,362,000		1,274,034

TELECOMMUNICATION SERVICES - 0.6%
Diversified Telecommunication Services - 0.6%
Verizon Communications Inc., Senior Notes	6.550%	9/15/43	1,920,000		2,336,515

UTILITIES - 0.3%
Electric Utilities - 0.3%
FirstEnergy Corp., Notes	7.375%	11/15/31	1,000,000		1,148,656

TOTAL CORPORATE BONDS & NOTES (Cost - $40,602,398)					41,885,402

NON-U.S. TREASURY INFLATION PROTECTED SECURITIES - 1.3%
Canada - 1.3%
Government of Canada, Bonds (Cost - $5,391,101)	4.250%	12/1/26	3,643,874	CAD	4,817,594

SOVEREIGN BONDS - 10.0%
Brazil - 5.3%
Federative Republic of Brazil, Notes	10.000%	1/1/17	8,420,000	BRL	3,510,134
Federative Republic of Brazil, Notes	6.000%	8/15/22	36,812,484	BRL	15,978,776
Federative Republic of Brazil, Senior Notes	4.875%	1/22/21	920,000		977,960

Total Brazil					20,466,870

See Notes to Schedule of Investments.

WESTERN ASSET/CLAYMORE INFLATION-LINKED SECURITIES & INCOME FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Mexico - 3.7%
United Mexican States, Bonds	8.000%	6/11/20	22,950,000	MXN	$1,980,577
United Mexican States, Bonds	6.500%	6/9/22	147,600,000	MXN	11,650,864
United Mexican States, Medium-Term Notes	6.050%	1/11/40	840,000		955,500

Total Mexico					14,586,941

South Africa - 1.0%
Republic of South Africa, Senior Notes	5.875%	9/16/25	3,700,000		3,977,500

TOTAL SOVEREIGN BONDS (Cost - $39,068,462)					39,031,311

U.S. GOVERNMENT & AGENCY OBLIGATIONS - 0.4%
U.S. Government Obligations - 0.4%
U.S. Treasury Bonds	3.750%	11/15/43	370,000		383,066
U.S. Treasury Notes	1.625%	8/15/22	700,000		650,891
U.S. Treasury Notes	2.500%	8/15/23	400,000		394,281
U.S. Treasury Notes	2.750%	11/15/23	230,000		231,042

TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost - $1,704,418)					1,659,280

		EXPIRATION DATE	CONTRACTS
PURCHASED OPTIONS - 0.0%
U.S. Treasury 10-Year Notes Futures, Put @ $122.00 (Cost - $144,432)		5/23/14	306		119,531

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $442,514,395)					438,849,433

		MATURITY DATE	FACE AMOUNT†
SHORT-TERM INVESTMENTS - 1.3%
Repurchase Agreements - 1.3%
Bank of America repurchase agreement dated 3/31/14; Proceeds at maturity - $4,900,005; (Fully collateralized by U.S. government obligations, 3.500% due 5/15/20; Market value - $4,998,002) (Cost - $4,900,000)	0.040%	4/1/14	4,900,000		4,900,000

TOTAL INVESTMENTS - 114.1% (Cost - $447,414,395#)					443,749,433
Liabilities in Excess of Other Assets - (14.1)%					(54,666,910)

TOTAL NET ASSETS - 100.0%					$389,082,523

†	Face amount denominated in U.S. dollars, unless otherwise noted.

(a)	All or a portion of this security is held by the counterparty as collateral for open reverse repurchase agreements.

(b)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(c)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(d)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

(e)	Security has no maturity date. The date shown represents the next call date.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:

BRL	— Brazilian Real
CAD	— Canadian Dollar
IO	— Interest Only
MXN	— Mexican Peso

SCHEDULE OF WRITTEN OPTIONS

SECURITY	EXPIRATION DATE	STRIKE PRICE	CONTRACTS	VALUE
U.S. Treasury 10-Year Notes Futures, Call	5/23/14	$123.50	250	$226,563
U.S. Treasury 10-Year Notes Futures, Put	5/23/14	120.00	204	22,312
U.S. Treasury 30-Year Notes Futures, Put	4/25/14	132.00	100	59,375

TOTAL WRITTEN OPTIONS (Premiums received - $298,918)				$308,250

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

Western Asset/Claymore Inflation-Linked Securities & Income Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as a diversified, closed-end management investment company. The Fund commenced operations on September 26, 2003.

The Fund’s primary investment objective is to provide current income for its shareholders. Capital appreciation, when consistent with current income, is a secondary investment objective.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

Notes to Schedule of Investments (unaudited) (continued)

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Long-term investments†:
U.S. treasury inflation protected securities	—	$342,922,238	—	$342,922,238
Asset-backed securities	—	216,244	—	216,244
Collateralized mortgage obligations	—	7,828,763	$369,070	8,197,833
Corporate bonds & notes	—	41,885,402	—	41,885,402
Non-U.S. treasury inflation protected securities	—	4,817,594	—	4,817,594
Sovereign bonds	—	39,031,311	—	39,031,311
U.S. government & agency obligations	—	1,659,280	—	1,659,280
Purchased options	$119,531	—	—	119,531

Total long-term investments	$119,531	$438,360,832	$369,070	$438,849,433

Short-term investments†	—	4,900,000	—	4,900,000

Total investments	$119,531	$443,260,832	$369,070	$443,749,433

Other financial instruments:
Futures contracts	$126,250	—	—	$126,250
Forward foreign currency contracts	—	$126,418	—	126,418

Total other financial instruments	$126,250	$126,418	—	$252,668

Total	$245,781	$443,387,250	$369,070	$444,002,101

LIABILITIES
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Other financial instruments:
Written options	$308,250	—	—	$308,250
Futures contracts	200,766	—	—	200,766
Forward foreign currency contracts	—	$437,195	—	437,195

Total	$509,016	$437,195	—	$946,211

†	See Schedule of Investments for additional detailed categorizations.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Notes to Schedule of Investments (unaudited) (continued)

(c) Reverse repurchase agreements. The Fund may enter into reverse repurchase agreements. Under the terms of a typical reverse repurchase agreement, a fund sells a security subject to an obligation to repurchase the security from the buyer at an agreed-upon time and price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. In entering into reverse repurchase agreements, the Fund will maintain cash, U.S. government securities or other liquid debt obligations at least equal in value to its obligations with respect to reverse repurchase agreements or will take other actions permitted by law to cover its obligations.

(d) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.

Futures contracts involve, to varying degrees, risk of loss. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(e) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(f) Purchased options. When the Fund purchases an option, an amount equal to the premium paid by the Fund is recorded as an investment, the value of which is marked-to-market to reflect the current market value of the option purchased. If the purchased option expires, the Fund realizes a loss equal to the amount of premium paid. When an instrument is purchased or sold through the exercise of an option, the related premium paid is added to the basis of the instrument acquired or deducted from the proceeds of the instrument sold. The risk associated with purchasing put and call options is limited to the premium paid.

(g) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

When entering into a forward foreign currency contract, the Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(h) Inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation. As the index measuring inflation changes, the principal value or interest rate of inflation-indexed bonds will be adjusted accordingly. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

(i) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

Notes to Schedule of Investments (unaudited) (continued)

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(j) Stripped securities. The Fund may invest in ‘‘Stripped Securities,’’ a term used collectively for components, or strips, of fixed income securities. Stripped securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons, or interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of pre-payment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(k) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(l) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(m) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Securities pledged as collateral, if any, to cover the obligations of the Fund under derivative contracts, are noted in the Schedule of Investments.

Notes to Schedule of Investments (unaudited) (continued)

As of March 31, 2014, the Fund held written options and forward foreign currency contracts with credit related contingent features which had a liability position of $745,445. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(n) Security transactions. Security transactions are accounted for on a trade date basis.

2. Investments

At March 31, 2014, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$8,117,321
Gross unrealized depreciation	(11,782,283)

Net unrealized depreciation	$(3,664,962)

Transactions in reverse repurchase agreements for the Fund during the period ended March 31, 2014 were as follows:

Average Daily Balance*	Weighted Average Interest Rate*	Maximum Amount Outstanding
$58,583,851	0.16%	$58,908,706

*	Averages based on the number of days that Fund had reverse repurchase agreements outstanding.

Interest rates on reverse repurchase agreements ranged from 0.15% to 0.18% during the period ended March 31, 2014. Interest expense incurred on reverse repurchase agreements totaled $23,164.

At March 31, 2014, the Fund had the following open repurchase agreements:

Counterparty	Rate	Effective Date	Maturity Date	Face Amount of Reverse Repurchase Agreements
Deutsche Bank	0.15%	3/12/2014	4/16/2014	$12,275,000
Morgan Stanley	0.13%	3/12/2014	4/16/2014	15,097,647
Deutsche Bank	0.16%	2/12/2014	5/14/2014	12,562,500
Morgan Stanley	0.16%	2/12/2014	5/14/2014	18,838,500

				$58,773,647

On March 31, 2014, the total market value of underlying collateral (refer to the Schedule of Investments for positions held at the counterparty as collateral for reverse repurchase agreements) for open reverse repurchase agreements was $60,423,081.

During the period ended March 31, 2014, written option transactions for the Fund were as follows:

	Number of Contracts	Premiums
Written options, outstanding as of December 31, 2013	203	$24,715
Options written	2,617	1,135,510
Options closed	(2,266)	(861,307)
Options exercised	—	—
Options expired	—	—

Written options, outstanding as of March 31, 2014	554	$298,918

Notes to Schedule of Investments (unaudited) (continued)

At March 31, 2014, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain (Loss)
Contracts to Buy:
U.S. Treasury 5-Year Notes	51	6/14	$6,102,220	$6,066,610	$(35,610)

Contracts to Sell:
Euro-Bobl Future	75	6/14	12,943,192	12,953,693	(10,501)
U.S. Treasury 10-Year Notes	262	6/14	32,483,250	32,357,000	126,250
U.S. Treasury Long-Term Bonds	82	6/14	10,769,281	10,923,936	(154,655)

					(38,906)

Net unrealized loss on open futures contracts					$(74,516)

At March 31, 2014, the Fund had the following open forward foreign currency contracts:

Foreign Currency	Counterparty	Local Currency	Market Value	Settlement Date	Unrealized Gain (Loss)
Contracts to Buy:
Brazilian Real	Bank of America N.A.	4,292,416	$1,884,884	4/16/14	$126,418

Contracts to Sell:
Brazilian Real	Bank of America N.A.	4,292,416	1,884,885	4/16/14	(106,382)
Brazilian Real	Citibank, N.A.	8,990,000	3,947,686	4/16/14	(76,357)
Canadian Dollar	Credit Suisse First Boston Inc.	4,651,817	4,203,659	5/14/14	(261)
Brazilian Real	Citibank, N.A.	11,609,167	5,059,314	5/15/14	(254,195)

					(437,195)

Net unrealized loss on open forward foreign currency contracts					$(310,777)

3. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at March 31, 2014.

			Futures Contracts		Forward Foreign Currency Contracts
Primary Underlying Risk	Purchased Options, at value	Written Options, at value	Unrealized Appreciation	Unrealized Depreciation	Unrealized Appreciation	Unrealized Depreciation	Total
Interest Rate Risk	$119,531	$(308,250)	$126,250	$(200,766)	—	—	$(263,235)
Foreign Exchange Risk	—	—	—	—	$126,418	$(437,195)	(310,777)

Total	$119,531	$(308,250)	$126,250	$(200,766)	$126,418	$(437,195)	$(574,012)

During the period ended March 31, 2014, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options	$122,902
Written options	219,488
Futures contracts (to buy)	21,457,734
Futures contracts (to sell)	87,190,153
Forward foreign currency contracts (to buy)	1,410,802
Forward foreign currency contracts (to sell)	10,039,721

ITEM 2 –	CONTROLS AND PROCEDURES

(a)	The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are effective, and that the disclosure controls and procedures are reasonably designed to ensure (1) that information required to be disclosed by the Registrant on Form N-Q is recorded, processed, summarized and reported within the required time periods and (2) that information required to be disclosed by the Registrant in the reports that it files or submits on
Form N-Q is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) during the Registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the internal control over financial reporting.

ITEM 3 –	EXHIBITS

Certifications as required by Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Western Asset/Claymore Inflation-Linked Securities & Income Fund

By:	/s/ KENNETH D. FULLER
Kenneth D. Fuller
Trustee and President

Date:	May 23, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ KENNETH D. FULLER
Kenneth D. Fuller
Trustee and President

Date:	May 23, 2014

By:	/S/ RICHARD F. SENNETT
Richard F. Sennett
Principal Financial Officer

Date:	May 23, 2014